                                                                     Exhibit 4.1


[TO COME]

COMMON STOCK                                                        COMMON STOCK
WNG _______                                                         SHARES

                                   [GRAPHIC]


INCORPORATED UNDER THE   MORRISON KNUDSEN CORPORATION     SEE REVERSE SIDE FOR
 LAWS OF THE STATE OF                                     CERTAIN DEFINITIONS
      DELAWARE                                            CUSIP 61844A 1D 9
                                                          THIS CERTIFICATE IS
                                                          TRANSFERABLE IN
                                                          MINNEAPOLIS, MINNESOTA
                                                          OR IN NEW YORK, NEW
                                                          YORK CUSIP 938862 10 9

     THIS CERTIFIES THAT


is the owner of
    fully paid and non-assessable shares of Common Stock, $.01 par value, of

                               NAME CHANGED TO:
                     WASHINGTON GROUP INTERNATIONAL, INC.

     Morrison Knudsen Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of its duly authorized officers
     Dated: _________________


     /s/ CRAIG G. TAYLOR                        /s/ DENNIS R. WASHINGTON
     SECRETARY                                  CHAIRMAN OF THE BOARD
                                                AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
  WELLS FARGO BANK MINNESOTA, N.A.
          TRANSFER AGENT AND REGISTRAR

               AUTHORIZED SIGNATURE

                                   [REVERSE]

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                  UNIF GIFT MIN ACT - .....................Custodian.....................
TEN ENT - as tenants by the entireties                                      (Cust)                       (Minor)
JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
          survivorship and not as tenants                           Act ...............................................
          in common                                                                       (State)
                                                UNIF TRF MIN ACT -  ................Custodian (until age..............)
                                                                            (Cust)
                                                                    ............................under Uniform Transfers
                                                                               (Minor)
                                                                    to Minor's Act.....................................

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

  FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


_____________________________________


________________________________________________________________________________
   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney,

to transfer the same on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________

Signature(s) Guaranteed                    X ______________________________

By: __________________________________     X ______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED      NOTICE: THE SIGNATURE(S) TO THIS
BY AN ELIGIBLE GUARANTOR INSTITUTION       ASSIGNMENT MUST CORRESPOND WITH THE
(BANKS, STOCKBROKERS, SAVINGS AND LOAN     NAME(S) AS WRITTEN UPON THE FACE OF
ASSOCIATIONS AND CREDIT UNIONS WITH        THE CERTIFICATE IN EVERY PARTICULAR,
MEMBERSHIP IN AN APPROVED MEDALLION        WITHOUT ALTERATION OR ENLARGEMENT OR
SIGNATURE GUARANTEE PROGRAM),              ANY CHANGE WHATEVER
PURSUANT TO S.E.C. RULE 17A6-15.

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